UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2014

ABBVIE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35565	32-0375147
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 14, 2014, AbbVie Inc. (“AbbVie”) issued a press release announcing that it has notified Shire plc (“Shire”) of the AbbVie board of directors’ intention to reconsider the recommendation made on July 18, 2014 that AbbVie stockholders adopt the merger agreement needed to complete the proposed combination of AbbVie and Shire.  At this time, AbbVie’s board of directors has not withdrawn or modified its recommendation to AbbVie stockholders.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit

99.1	Press Release, dated October 14, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date: October 14, 2014	By:	/s/ LAURA J. SCHUMACHER
Laura J. Schumacher
Executive Vice President, Business Development, External Affairs and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated October 14, 2014